FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warranty as to the completeness of this information or, in the case of projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation. It must be recognized that estimates of the company’s performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections, that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company’s plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as “anticipates”, “believes”, “plans”, “expects”, “future”, “intends” and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company’s actual results may differ materially from those in the forward-looking statements and projections due to various factors, including competition, market factors and general economic conditions. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences.

# PolarityTE

where self regenerates self

# Investment Summary

**OPPORTUNITY**

Early growth stage regenerative medicine company with a platform technology able to create functional tissue, beginning with regenerated skin that grows all layers, glands, and hair

**STRATEGY**

Rapid clinical and market deployment of first launch product SkinTE™ to capture massive wound market, followed by parallel launches of diverse product portfolio created with platform technology

**PIPELINE**

SkinTE™ preparing for clinical application by Q2 2017 and market entry within 12-18 months

OsteoTE™ (bone regeneration) and muscle, cartilage, bowel, urethra, liver products close behind

**PARTNERING**

Robust opportunities to apply our cellular technology to existing acellular scaffolds for strategic alliances, for drug development research contracting, and for international licensing agreements

**TEAM**

Experienced Plastic and Reconstructive Surgeons with extensive wound, burn, bone, and soft tissue reconstruction clinical knowledge and a network of national leaders across all surgical specialties

# Global Regenerative Medicine and Wound Care Markets

- Current markets remain untapped with redundant products and no autologous (patient's own tissue/cells) tissue engineering
- The global market for tissue engineering is expected to grow to $56.9 billion by 2019, with a five-year CAGR of 22.3%.
- Worldwide prevalence of wounds is exponentially rising in all categories, and expected to reach >250 million wounds by 2020


Growth in Worldwide Prevalence of Wound Types, 2011 -2020
Thousands
250,000
200,000
150,000
100,000
50,000
0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Complicated skin cancer
Melanoma
Carcinomas
Chronic wounds*
Burn wounds
Lacerations
Traumatic wounds
Surgical wounds


Chronic Wound (Ulcer) Prevalence 2012-2017
Millions
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
2012
2013
2014
2015
2016
2017
Pressure ulcers
Venous ulcers
Diabetic ulcers


Burn Wound Prevalence Worldwide 2012-2017
Millions
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2012
2013
2014
2015
2016
2017
Burn wounds (outpatient)
Burn wounds (medically treated)
Burn wounds (hospitalized)


Global Tissue Engineering & Cell Therapy Market, by Region, 2009-2018
$Millions
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2009
2010
2011
2012
2013
2014
2015
2016
Rest of World
Asia/Pacific
Europe
U.S.

http://blog.mediligence.com/2014/04/17/applications-global-markets-in-tissue-engineering-and-cell-therapy/ http://www.bccresearch.com/market-research/healthcare/tissue-engineering-regeneration-report-hlc101b.html http://mediligence.com/rpt/rpt-s249.htm?_ga=1.94828757.831280299.1433739315

# The PolarityTE™ Platform Technology


Nerve


Fat

Discovered through careful observation of tissue regeneration in real-time, the PolarityTE™ Platform Technology has proved its regenerative capacity in **SKIN**, bone, muscle, fat, cartilage, nerve, blood vessels, and more


Bone


Vessels/Capillaries


Muscle

# Development Pipeline


PRECLINICAL
CLINICAL
MARKET ENTRY
Ex Vivo / In Vitro Optimization
Small Animal
Large Animal
Human Pilot
SkinTE
March 2017
June 2017
December 2017
OsteoTE
August 2017
MyoTE
Fall 2017
UroTE
Fall 2017
AdiposeTE
AngioTE
CartTE
NeuralTE

# The PolarityTE Launch Product - SkinTE

SkinTE

Using our platform technology, we are able to regenerate full-thickness, fully functional skin. This simple process allows the patient's own skin to be fully expanded from a small biopsy. The expanded skin regenerates ALL LAYERS (EPIDERMIS & DERMIS), HAIR and APPENDAGES, which has never been done before.



**Patient Biopsy:**
Acquire patient's skin
**Imprint cells in laboratory in 3D system using our platform technology**
**Polarization:**
Natural skin layer formation, including hair and appendages
**Apply regenerated construct back to the best known bioreactor – the patient**

# Physiology of Skin and Wound Healing


a Inflammatory phase
Hair
Epidermis
Bacteria
↓Oxygen
Fibrin clot
Dermis
Epithelia cell
Sweat duct gland
Subcutaneous layer
Fibroblast
Platelet
Neutrophil
Sebaceous gland
Collagen
Capillary
b Proliferative phase/reepithelization
New blood vessel
Eschar
Monocyte
Macrophage
Granulation tissue
c Maturation

## THREE PHASES OF WOUND HEALING

### Inflammatory Phase (Days)

- Immediately following injury and wound creation
- Vessel contraction, clot formation, control of bleeding
- Inflammatory mediators and inflammatory cells accumulate and clean wound

### Proliferative Phase (Weeks)

- Wound bed/base builds extracellular matrix with collagen production
- Peripheral wound and any surviving hair follicles epithelialize wound and seal the wound bed from the outside world

### Maturation Phase (Months)

- Initial scar and collagen formed during proliferation is reorganized through degradation and reformation to achieve final state

**The Bottom Line**
Optimal wound healing depends on a balance of multiple players

Scar formation ≠ Healing
Epithelial Covering ≠ Healing
Regeneration of All Layers and Components of the Skin = Healing


Hair shaft
Meissner's corpuscle
Pore
Stratum corneum
Stratum lucidum
Stratum granulosum
Stratum spinosum
Stratum basale
Epidermis
Dermal papillae
Free nerve ending
Sebaceous (oil) gland
Sensory nerve fiber
Arrector pili muscle
Hair follicle
Hair root
Papillary layer
Reticular layer
Dermis
Artery
Vein
Hypodermis (superficial fascia)
Eccrine sweat gland
Adipose tissue
Pacinian corpuscle
Root hair plexus

# Current Therapies


INTEGRA
LIMIT UNCERTAINTY


Acelity
vac therapy
V.A.C. Therapy
Advanced Wound Healing by Design


EpiFix

**Integra Bilayer Matrix**

- Provides a potential solution for difficult wounds unable to accept a skin graft (exposed bone or tendon)
- Only product routinely used by reconstructive surgeons
- $300M in revenue, overall Market Cap $3.28B including other surgical devices

**Acelity**

- Negative pressure wound therapy (VAC therapy)
- VAC therapy is placed on open wounds regardless of ultimate treatment
- Greater than $1.8B in revenue, sold LifeCell subsidiary for $2.9B in 2017 to Allergan

**MiMedx**

- EpiFix amnion/chorion wound product captures large share of market
- Easy, off-the-shelf application
- $250M in revenue 2016, Market Cap $923M

# Current Therapies Lack the Building Blocks for Regeneration



Technology Assessment

Skin Substitutes for Treating Chronic Wounds

DEPARTMENT OF HEALTH & HUMAN SERVICES · USA

AHRQ

Technology Assessment Program

Final Report
December 18, 2012

Prepared for:
Agency for Healthcare Research and Quality
540 Gaither Road
Rockville, Maryland 20850

AHRQ Comprehensive Assessment Demonstrated that All of the Current Products Lack Efficacy

**Skin Substitute Products Considered in This Report:**

Products derived from human donor tissue, minimally processed: **No cells**

- AlloDerm Regenerative Tissue Matrix
- Allopatch HD™
- Alloskin™
- Cymetra® Micronized AlloDerm
- Dermacell® and Arthroflex®
- Flex HD®
- GammaGraft®
- Graftjacket® Regenerative Tissue Matrix
- Matrix HD™
- Memoderm™
- Puros® Dermis
- Repliform®
- TheraSkin®

Products derived from living human and/or animal tissues and cells: **Another person's cells**

- Apligraf®/Graftskin
- Dermagraft®

Acellular animal-derived products: **Animal products**

- ACell UBM Hydrated Wound Dressing
- ACell UBM Lyophilized Wound Dressing
- Aongen™ Collagen Matrix
- Atlas Wound Matrix
- Avagen Wound Dressing
- Collagen Sponge (Innocoll)
- Collagen Wound Dressing (Oasis Research)
- Collaguard®
- CollaSorb™
- CollaWound™
- Collexa®
- Collieva®
- Coreleader Colla-Pad
- Dermadapt™ Wound Dressing
- DressSkin
- E-Z Derm
- EndoForm Dermal Template™
- Excellagen
- FortaDerm™ Wound Dressing
- HA Absorbent Wound Dressing
- Helicoll
- Integra™/Bilayer Matrix Wound Dressing
- Integra™ Flowable Wound Matrix
- LTM Wound Dressing

iv

**Animal products**

- MatriStem
- MatriStem® Wound Matrix
- Matrix Collagen Wound Dressing
- Medline Collagen Wound Dressing
- Oasis®
- Primatrix™
- Primatrix™ Dermal Repair Scaffold
- SIS Wound Dressing II
- SS Matrix™
- Stimulen™ Collagen
- TheraForm™ Standard/Sheet
- Unite® Biomatrix
- Unite™ Biomatrix

Biosynthetic products: **No cells**

- Hyalomatrix® (Laserskin®)
- Hyalomatrix®
- Jaloskin®
- Suprathel®
- Talymed®

Animals Cells, Allogeneic Human Cells, and Synthetic Scaffolds All Lack the Fundamental Building Blocks Required for Regeneration and Result in REJECTION and SCARRING

# Current Therapies: Limitations



ACell®


LifeCell
AlloDerm
REGENERATIVE TISSUE MATRIX
FRAGILE



INTEGRA
LIMIT UNCERTAINTY

**NO CELLS:**
ACELLULAR SCAFFOLDS LACK ALL REGENERATIVE CAPACITY AND CAN NEVER COMPLETELY HEAL A WOUND

**ALLOGENEIC CELLS:**
ANOTHER PERSON'S CELLS OR TISSUE WILL ALWAYS REJECT AND SCAR

**XENOGENIC CELLS/TISSUE:**
ANIMAL CELLS AND TISSUES WILL ALWAYS REJECT AND SCAR THE FASTEST



AlloSource®

MTF Musculoskeletal Transplant Foundation



Apligraf®
add life to healing



Dermagraft®
Human fibroblast-derived dermal substitute


UP
UP
UP
UP
UP
UP
UP
UP

EpiFix

# Current Therapies: Limitations of Autologous Options

Epicel (cultured epidermal autografts)

**Important Safety Information**

The effectiveness of EPICEL has not been proven in clinical studies. It is available as a Humanitarian Use Device. It is contraindicated for use on clinically infected wounds and in patients with known hypersensitivity to agents used to make EPICEL. View More

## How EPICEL is Made

To make EPICEL, a small biopsy of the patient's healthy skin is obtained, placed into transport media, and packaged into a specially designed transport kit supplied by the Genzyme cell-processing facility. The biopsy is shipped to the cell processing facility where the cells (keratinocytes) are cultured aseptically for a period of several weeks to expand the cell population into many skin grafts. The resulting grafts are sheets of skin approximately 50 $cm^2$ and two to eight cell layers thick. Upon completion and release, the grafts are hand-delivered by a Genzyme representative to the burn center operating room.

Making EPICEL requires two full-thickness, 2 x 6 cm biopsies of healthy skin, from two different sites, preferably the groin and axilla. These biopsies are then shipped to Genzyme in the provided skin Biopsy Transport Kit. Once the biopsies are received, the manufacturing process begins:

1. **Enzymatic Treatment.** The epidermis is separated from the biopsies using Thermolysin, and transferred to a tube containing Trypsin – an enzyme that breaks down the protein that causes cells to adhere to each other. This is incubated at 37°C.
2. **Culture Initiation.** Keratinocytes are released from the Epidermis and inoculated onto flasks plated with a feeder layer of irradiated 3T3 cells (mouse fibroblast cells) Although EPICEL is composed of autologous human cells from your skin; it is grown together with mouse cells and contains residual mouse cells. Because Epicel contains mouse cells; FDA considers it a xenotransplantation product. Certain safety measures identified by the Public Health Service (PHS) and FDA are recommended for EPICEL recipients:

Old Data

**From Munster AM. Cultured skin for massive burns: a prospective, controlled trial. *Ann Surg* 1996.**

This published article reported on an independent, physician-sponsored study that compared the outcome of therapy in patients with massive burns with or without cultured epidermal autografts. Two groups of patients were studied over a seven year period. One group received standard care (excision plus allografting and/or split thickness autografting) and the other group received standard care plus EPICEL. All patients for entry into the study had to satisfy the following criteria: 1. a minimum burn size of 50% with a substantial third-degree component, and 2. survival beyond the first operative procedure for excision and initial coverage. Genzyme Biosurgery was able to collect data from the medical records of 44 of the patients in this study. A summary of this data is shown in Table 1.[2]

Animal Cells

**Important Safety Information**

EPICEL (cultured epidermal autografts) is contraindicated in patients with known hypersensitivity to agents used in the manufacture of EPICEL or with a known history of anaphylaxis to vancomycin amikacin, or amphotericin. EPICEL should not be used in patients with known sensitivites to materials of bovine or murine origin. It is containdicated for use on clinically infected wounds.

Because EPICEL is manufactured with and contains residual amounts of murine cells, FDA considers it a xenotransplantation product. Therefore, recipients should not donate whole blood, blood components, source plasma, source leukocytes, tissues, breast milk, ova, sperm, or other body parts for use in humans because there is a potential risk of carrying an infection that is transmitted from mouse cells to humans.



**Epicel and ReCell**

- Similar technologies utilizing only the top layer of skin cells like a split-thickness skin graft (keratinocytes), leaving behind the stem cell niche
- Processed in single cell suspension – a completely unnatural environment for cells, which depend on cell-cell interaction



Epidermis
Split thickness
Dermis
Full thickness

**2D SOLUTIONS CAN'T SOLVE 3D PROBLEMS**

Even if Epicel or ReCell utilized a regenerative cellular population, thin fragile tissue paper and cell mist can't address the 3-Dimensional defect seen in full-thickness wounds



avita
medical
transforming lives



Step-1
Step-2
Steps 3-5
(10 cm)
Step-6
ReCell®

# Can ANY Current Therapy Respond to ***ONE*** of these?



# The Gold Standard: Split-Thickness Skin Grafts

## HOW


Graft taken from patient's healthy skin
Skin is meshed to cover a large wound



## PROBLEMS

1. Donor Site Morbidity & Pain
2. Stem Cell is Left Behind with Loss of Polarity
3. Contracture and Scarring
4. Non-functional Skin

The Follicular Bulge Left Behind

Home of the Stem Cell

AKA – adnexa or appendage


Epidermis
Split thickness
Dermis
Full thickness

# The REAL Problem

**All Tissues Require Polarity**



# Without Polarity Function is Lost






0.5 mm

**po·lar·i·ty:** the tendency of living organisms or parts to develop with distinct anterior and posterior (or uppermost and lowermost) ends, or to grow or orient in a particular direction.

# Polarity Drives Hierarchical Tissue Formation



Hair shaft
Meissner's corpuscle
Pore
Stratum corneum
Stratum lucidum
Stratum granulosum
Stratum spinosum
Stratum basale
Epidermis
Dermal papillae
Free nerve ending
Sebaceous (oil) gland
Sensory nerve fiber
Arrector pili muscle
Hair follicle
Hair root
Artery
Vein
Papillary layer
Reticular layer
Dermis
Hypodermis (superficial fascia)
Eccrine sweat gland
Adipose tissue
Root hair plexus
Pacinian corpuscle

# Polarity Drives Embryo Development

3 Primary Germ Layers Make All Tissues

Single Cell Suspension is NOT Seen in Living Systems



Skin Cells of Epidermis
Neuron of Brain
Pigment Cell
Ectoderm (External Layer)
Sperm
Egg
Germ Cells
Embryo
Zygote
Blastocyst
Mesoderm (Middle Layer)
Cardiac Muscle
Skeletal Muscle Cells
Tubule Cell of the Kidney
Red Blood Cells
Smooth Muscle (in Gut)
Endoderm (Interior Layer)
Lung Cell (Alveolar Cell)
Thyroid Cell

# 3 Primary Germ Layers Make All Tissues


A
B
C
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32

**A. Ectoderm**
1. Epidermis
2. Brain
3. Glands
4. Keratinous Cell
5. Neuron
6. Spinal Cord
7. Neuron
8. Milk-Secreting Glands
9. Light-Sensing Cells
10. Adrenal Medulla
11. Pigment Cell

**B. Mesoderm**
12. Cartilage Connective Tissue
13. Gonads
14. Cartilage Tissue Cell
15. Striated Muscle Tissue
16. Adrenal Gland (Cortex)
17. Tubular Cell
18. Heart
19. Lymphatic Tissue
20. Smooth Muscle Tissue
21. Endothelial Cell
22. Red Blood Cell

**C. Endoderm**
23. Pharynx
24. Thyroid Gland
25. Parathyroid Gland
26. Digestion
27. Lung
28. Thracheal Cell
29. Pancreas
30. Epithelial Cell
31. Endocrine Gland Cell
32. Liver

# Skin is Derived from Multiple Germ Layers

Ectoderm Origin

Mesoderm Origin



Hair shaft
Meissner's corpuscle
Pore
Stratum corneum
Stratum lucidum
Stratum granulosum
Stratum spinosum
Stratum basale
Epidermis
Dermal papillae
Free nerve ending
Sebaceous (oil) gland
Sensory nerve fiber
Arrector pili muscle
Hair follicle
Hair root
Artery
Vein
Papillary layer
Reticular layer
Dermis
Hypodermis (superficial fascia)
Eccrine sweat gland
Adipose tissue
Pacinian corpuscle
Root hair plexus

The Interface

# So how do we obtain polarity?



By Recognizing that *ALL Tissues have Polarity*

*and Functional Units that Determine Polarization*



# Experts Agree with PolarityTE Approach

"We are enthusiastic to see the future of this exciting work."
– Michael Longaker on Lough et al. technology


EXPERIMENTAL
Transplantation of the LGR6⁺ Epithelial Stem Cell into Full-Thickness Cutaneous Wounds Results in Enhanced Healing, Nascent Hair Follicle Development, and Augmentation of Angiogenic Analytes
EXPERIMENTAL
Stimulation of the Follicular Bulge LGR5⁺ and LGR6⁺ Stem Cells with the Gut-Derived Human Alpha Defensin 5 Results in Decreased Bacterial Presence, Enhanced Wound Healing, and Hair Growth from Tissues Devoid of Adnexal Structures
EXPERIMENTAL
Transplantation of an LGR6⁺ Epithelial Stem Cell–Enriched Scaffold for Repair of Full-Thickness Soft-Tissue Defects: The In Vitro Development of Polarized Hair-Bearing Skin
Denver M. Lough, M.D., Ph.D.
Nathan Wetter, M.D.
Christopher Madsen, M.D.
Joel Reichensperger, B.S.
Nicole Cosenza, M.S.
Lisa Cox, B.S.
Carrie Harrison, B.S.
Michael W. Neumeister, M.D.
THERAPEUTIC
DISCUSSION
Discussion: Transplantation of an LGR6⁺ Epithelial Stem Cell–Enriched Scaffold for Repair of Full-Thickness Soft-Tissue Defects: The In Vitro Development of Polarized Hair-Bearing Skin
Michael S. Hu, M.D., M.P.H., M.S.
Michael T. Longaker, M.D., M.B.A.
H. Peter Lorenz, M.D.
Volume 137, Number 2 • Discussion
ACKNOWLEDGMENTS
REFERENCES
www.PRSJournal.com

# The PolarityTE Launch Product - SkinTE

SkinTE

Using our platform technology, we are able to regenerate full-thickness, fully functional skin. This simple process allows the patient's own skin to be fully expanded from a small biopsy. The expanded skin regenerates ALL LAYERS (EPIDERMIS & DERMIS), HAIR and APPENDAGES, which has never been done before.


**Patient Biopsy:**
Acquire patient's skin
**Polarization:**
Natural skin layer formation, including hair and appendages
**Apply regenerated construct back to the best known bioreactor – the patient**
**Imprint cells in laboratory in 3D system using our platform technology**

# A Robust System with a Variety of Vectors for Delivery

EXPERIMENTAL

## Transplantation of the LGR6$^+$ Epithelial Stem Cell into Full-Thickness Cutaneous Wounds Results in Enhanced Healing, Nascent Hair Follicle Development, and Augmentation of Angiogenic Analytes

Denver M. Lough, M.D., Ph.D.
Mei Yang, M.D., Ph.D.
Anthony Blum, B.S.
Joel D. Reichensperger, B.S.
Nicole M. Cosenza, M.S.
Nathan Wetter, M.D.
Lisa A. Cox, B.S.
Carrie E. Harrison, B.S.
Michael W. Neumeister, M.D.

*Springfield, Ill.; and Baltimore, Md.*

**Background:** The recently discovered leucine-rich repeat-containing G-protein coupled receptor 6 (LGR6$^+$) epithelial stem cell located within the follicular bulge of the adnexal compartment is capable of producing all cellular lineages of the skin. In this study, the authors sought to determine whether these cells can be transplanted for use as a type of cellular therapy for the repair of full-thickness wounds in which the native stem cell niche has been obliterated.
**Methods:** Full-thickness murine skin was harvested and LGR6$^{+GFP}$ epithelial stem cells were isolated using fluorescence-activated cell sorting. This enriched epithelial stem cell population was then transplanted by means of local injection into wound beds on the dorsum of nude mice. Viability, migration, healing, the development of nascent hair follicles, and gene and proteomic expression studies were performed to determine whether the engraftment of LGR6$^{+GFP}$ epithelial stem cells enhanced healing when compared with controls.
**Results:** Wound beds receiving LGR6$^{+GFP}$ epithelial stem cells showed enhanced healing; nascent follicle growth; and augmentation of the Wnt, vascular endothelial growth factor, epidermal growth factor, and platelet-derived growth factor pathways when compared with controls.
**Conclusions:** The LGR6$^+$ epithelial stem cells appear to hold great promise for the development of a clinically useful stem cell–based therapy for the repair of full-thickness wounds and hair regeneration. These results indicate that transplantation of LGR6$^+$ epithelial stem cells promotes epithelialization, hair growth, and angiogenesis in tissues destined for scar formation. (*Plast. Reconstr. Surg.* 133: 579, 2014.)

The leucine-rich repeat-containing G-protein coupled receptor (LGR) is a seven-pass transmembrane protein marker for stem cells found throughout epithelial surfaces, including the bowel, liver, brain, and skin.[1–4] The recent discovery of and ability to isolate the LGR5$^+$ and LGR6$^+$ epithelial stem cells located within the adnexal compartment of the skin's follicular bulge and the intestinal crypt now permit researchers to harness the capacity of these cells to regenerate epithelial surfaces in tissues devoid of their native stem cell niche.[2,5–8]

Wound studies within the literature have shown that the LGR6$^+$ epithelial stem cell, when located near a wound, will proliferate and migrate into the edge of the wound bed to develop a new epithelial cellular mass.[2] The migration kinetics of these cells, as they move toward the more central regions of the wound, are limited by the size of the defect and by competition from opposing forces such as fibroblast migration, scar formation, infection, and wound desiccation. It is because of this that large wounds, which extend deep into underlying

*From the Department of Surgery, Institute for Plastic Surgery, Microsurgery and Tissue Engineering Laboratory, Southern Illinois University; and the Departments of Plastic Surgery and Biological Chemistry, The Johns Hopkins University Hospital.*
*Received for publication March 28, 2013; accepted September 12, 2013.*

DOI: 10.1097/PRS.0000000000000075

**Disclosure:** *None of the authors has a financial interest in any of the products, assays, or devices mentioned in this article.*


a.
LGR6+
LGR5+
b.
Final Sort Gate
LGR6+ CD34+ CD73+
CD73 PE/Cy7
Q1-1
Q2-1
Q3-1
Q4-1
CD34 eFluor 450
Count
GFP
Cell Fluorescence
CD73
PE-Cy7
LGR6
Cy5
CD34
eFluor 450
c.
DIC
d.
LGR6+GFP ESC
e.
Merge


a.
Template
Burn
Engraftment
b.
DNA
c.
LGR6 (Ab)
d.
LGR6GFP
e.
Merge

# Proliferation and Scaffold Imprinting











# Rapid/Complete Proliferation 48-72 Hours Ex-Vivo



# Fully Functional Regenerated Skin with Hair Growth in a Nude Mouse



Control
LGR6+GFP
Day 15 Implant Pocket
a.
b.
c.
Day1
Day 2
Day 3
Day 4
Day 5
Day 6
Day 7
Day 8
Day 9
Day 15
LGR6+GFP
Control



a.
DNA
LGR6+GFP
LGR6 (Ab)
DIC
d.
WNT Ligand Transcription D10
Relative Fold Expression (ΔΔCt)
400
350
300
250
200
150
100
50
0
-50
-100
34.39
107.25
61.63
130.82
3.84
6.62
29.31
-3.54
5.81
-6.66
31.38
4.87
-1.03
239.38
17.84
-7.12
-2.64
-2.32
Wisp1
Wnt1
Wnt10a
Wnt11
Wnt16
Wnt2
Wnt2b
Wnt3
Wnt3a
Wnt4
Wnt5a
Wnt5b
Wnt6
Wnt7a
Wnt7b
Wnt8a
Wnt8b
Wnt9a
b.
Cytokeratin KRT17
Relative Fold Expression (ΔΔCt)
300
250
200
150
100
50
0
Control
LGR6+GFP
MERGE
c.
Transplant Dome
LGR6+GFP
Control

# Transplantation of a LGR6⁺ Epithelial Stem Cell-Enriched Scaffold for Repair of Full-Thickness Soft Tissue Defects: The *In-Vitro* Development of Polarized Hair Bearing Skin. Lough et al.



Hair Follicular Bulge
a.
DNA LGR6
Fluorescent Activated Cell Sorting
b.
LGR6+/CD73+/CD34+
Q1
Q2
Q3
Q4
CD73+ PE-Cy7
LGR6+ Alexa-Fluor 488
c.
Integra
Mouse Dermis
Human Dermis
DermaMatrixx
Mouse Peritoneum
Human Bone
Live Cell Ex-Vivo Confocal Microscopy
Matrix DIC
LGR6+ GFP
Merge
Zoom
Bioluminescence
Control
LGR6+GFP
a.
b.
c.
d.
e.
f.
DermaMatrix
Integra
Human Dermis
Mouse Dermis
Mouse Peritoneum
LGR6+GFP Seeded Matrices
x10 9
1.0
0.8
0.6
0.4
Radiant Efficiency
p/sec/cm²/sr
µW/cm²

Our skin technology is deployable on a variety of “off the shelf” and FDA approved scaffolds, not only proving the technology is versatile and robust, but also providing numerous opportunities to partner with currently marketed wound care products that lack cells and regenerative capacity

# Upregulated Regenerative and Blood Vessel Forming Genes and Proteins


Angiogenesis
Relative Fold Expression (ΔΔCt)
Wound Healing
Relative Fold Expression (ΔΔCt)
EGF/ PDGF
Relative Fold Expression (ΔΔCt)


RELATIVE PROTEIN DENSITOMETRY
Control
LGR6+GFP
ADAMTS1
AMPHIREGULIN
ANGIOGENIN
ANGIOPOIETIN-1
ANGIOPOIETIN-2
COAGULATION FACTOR III
CXCL16
CYR61
DLL4
DPPIV
EGF
ENDOGLIN
ENDOSTATIN
ENDOTHELIN
FGF-ACIDIC
FGF-BASIC
KGF
FRACTALKINE
GM-CSF
HB-EGF
HGF
IGFBP-1
IGFBP-2
IGFBP-3
IL-1A
IL-1B
IL-10
IP-10
KC
LEPTIN
MCP-1
MIP1A
MMP-3
MMP-8
MMP-9
NOV
OSTEOPONTIN
PD-ECGF
PDGF-AA
PDGFAB
PENTRAXIN-3
PLATELET FACTOR 4
PIGF-2
PROLACTIN
PROLIFERIN
SDF1
SERPIN E1
SERPIN F1
THROMBOSPONDIN-2
TIMP-1
TIMP-4
VEGF-A
VEGF-B

# SEM Validation of Viability and Phenotype

SkinTE


Mouse Peritoneum
Mouse Dermis
Human Dermis
Integra
DermaMatrix

# SEM Validation of Propagation and Coverage


SE 09:35 000001 WD15.2mm 25.0kV x700 50um


SE 10:37 000001 WD14.1mm 25.0kV x700 50um

# Maintain Viable Bio-reactive Tissue



# Development of Functionally Polarized Skin

SkinTE

LGR6 Layered Epithelium

Sub-epithelial Mesenchymal Support and Vasculogenesis



The PolarityTE™ Platform allows for natural layer formation within regenerated tissues

# Augment Regenerative Healing

SkinTE

The enhanced healing can be seen with the naked eye . . .


Gross Matrix Healing LGR+
Gross Matrix Healing LGR+
Gross Matrix Healing
Gross Matrix Healing
Gross Burn Control
Day 5
Day 8
Day 10

# Development of Nascent Hair Follicles

SkinTE

Hair shafts growing through a burn wound in a nude mouse after periwound injection


Matrix Control
LGR6+ Matrix
Burn Control

# Safety Data



Week 0
Week 8

We are simply delivering the patient's own tissue back to them in an optimized fashion with minimal manipulation and no newly introduced components or risks. PolarityTE™ Processing is based on simplicity and safety.

A Risk Profile similar to skin grafts (and other tissue grafts) – the standard of care. Providers are familiar with mitigating anticipated complications of grafts. No additives posing a risk of unpredictable effects. No systemic effects. GTP manufacturing ensures QA/QC.



# What Comes After Skin Regeneration?

OsteoTE

**The PolarityTE™ platform has proved itself in bone, muscle, and nerve regeneration as well**

FDA Approved Competitor Technology

PolarityTE™ Bone Regeneration Technology


NO HEALING

Bilayered corticocancellous bone healing in a mouse



Corticocancellous bone formation in a dish

# The Holy Grail Of Tissue Regeneration: Blood Vessel Formation



Capillary bed formation within our bone regeneration construct sprouting from surrounding native tissue AND FROM WITHIN our regenerative construct

AngioTE OsteoTE

# A Platform Technology with Endless Possibilities . . .

SkinTE

MyoTE

AdiposeTE

OsteoTE

CartTE

NeuralTE

AngioTE



# Strategy, Pathway, and Timelines

**Establish GTP Manufacturing**
**Product Registration & Market Entry**
**Low Cost and Short Timeline to Revenue for Each Product**

## SkinTE

Swine Data — March 2017
Human Pilot Trial in Burn Patients — June 2017
Product Registration and Market Entry — December 2017
Manufacturing Optimization

## OsteoTE

Swine Data — August 2017 — December 2017

Human Pilot Trial in Cranial Defects / Burr Holes — January 2018 — March 2018
Product Registration and Market Entry — December 2018
Manufacturing Optimization

# Sales & Financial Projections



Financial Forecast 2017-2019
THOUSANDS
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
($5,000)
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Scenario 1: Conservative Growth
Scenario 2: Moderate Growth
Scenario 3: Aggressive Growth





Millions
$300
$250
$200
$150
$100
$50
$0
($50)
2017
2018
2019

# IP Opportunities



SkinTE
LiverTE
UroTE
AdiposeTE
OsteoTE
MyoTE
BowelTE
NeuralTE
AngioTE
CartTE
Internal Derivatization and Development
International Licensing and Contracts
PolarityTE™ IP
Strategic Partnerships
Acquisition
Google
genzyme
AstraZeneca
INTEGRA
LIMIT UNCERTAINTY
EpiFix
AlloDerm

# Manufacturing Capabilities

University of Utah School of Medicine | Department of Internal Medicine


Cell Therapy & Regenerative Medicine

- Discovery
- Technology Transfer
- Process Development
- Clinical Trials
- Market

**Fully Certified and Highly Experienced cGTP/cGMP/CLIA Manufacturer Capable of Expanding as PolarityTE™ Grows**



# Predictable Scalability



STEP ONE
STEP TWO
STEP THREE

***Box Unit Scalability*** Utilizing Currently Available Modular Units and Integrating Automated Manufacturing. Predictable Linear Scaling Based on Volume Per Box Unit



Self-Contained GMP Compliant
MODULAR
Cell Processing and Production Facilities
BioSpherix
1 (315) 625-8025
www.biospherixmedical.com
start small - within your budget and/or during your pre-clinical development
move the incubator to the back and add a microscope chamber
add additional processing and incubation modules
add automation equipment to your workflow

http://www.biospherix.com

# Automated Manufacturing

Automated Manufacturing is being Developed in Parallel to Increase Efficiency, while Decreasing Cost and Variability






HighRes





# The PolarityTEAM - Management

## Denver M. Lough, MD, PhD
***Chairman, President, CEO, CSO***

- Inventor/innovator behind patented PolarityTE™ platform
- MD/PhD from Georgetown University with Honors
- Johns Hopkins Plastic and Reconstructive Surgery Training
- Winner of numerous research awards, including best paper at the Plastic Surgery Research Council in consecutive years
- Greater than $500,000 in grants awarded
- Recognized as international Burn Surgery Leader: invited to Taiwan to treat hundereds of burn victims
- Extensive network of Plastic Surgery leaders


Denver Lough, MD, PhD
Chairman, President,
Chief Executive Officer, Chief Scientific Officer


Edward Swanson, MD
EVP, Chief Operating Officer & Director

## Edward W. Swanson, MD
***EVP, COO & Director***

- BAS from University of Pennsylvania Bioengineering with Honors
- MD from Harvard Medical School with Honors
- Johns Hopkins Plastic and Reconstructive Surgery Training
- Greater than 40 peer-reviewed publications, 5 book chapters, 30 national/international conference presentations
- Research leader at UPenn, Harvard, MIT, Johns Hopkins
- Local and national resident leader in plastic and reconstructive surgery, serving on multiple influential committees and societies
- Extensive network of Plastic and Reconstructive Surgery leaders

## John Stetson
***EVP, CFO & Director***

- Managing Member of HS Contrarian Investments LLC since 2010 - A private investment firm with a focus on early stage companies
- Executive Vice President and Chief Financial Officer of the company since September 2015
- Executive Vice President, Chief Financial Officer, and Director of Marathon Patent Group, Inc. (MARA), a NASDAQ listed patenting company from June 2012 to February 2015
- BA in economics for the University of Pennsylvania


John Stetson
EVP, Chief Financial Officer & Director


Michael Neumeister, MD , FRCSC, FACS
Chief Medical Officer

## Michael Neumeister, MD, FRCSC, FACS
***Chief Medical Officer***

- Professor & Chairman of the Department of Surgery and The Elvin G. Zook Endowed Chair in Plastic Surgery at Southern Illinois University
- Past President of the American Society of Reconstructive Microsurgery, American Association for Hand Surgery, The Plastic Surgery Foundation (The Research Body of The American Society of Plastic Surgeons), Plastic Surgery Research Council, and the Midwest Association of Plastic Surgeons
- Received awards for presentations given regionally, nationally and internationally, has over 150 book chapters and articles

# The PolarityTEAM – Board of Directors



**Denver Lough, MD, PhD**
*Chairman, President,*
*Chief Executive Officer, Chief Scientific Officer*



**Edward Swanson, MD**
*EVP, Chief Operating Officer & Director*



**John Stetson**
*EVP, Chief Financial Officer & Director*



**Steve Gorlin**
*Director*



**Michael Beeghley, ASA, MPH**
*Director*



**Jon Mogford, PhD**
*Director*



**Jeff Dyer, MBA, PhD**
*Director*

# The PolarityTEAM – Clinical Board of Advisors


**Stephen Milner, MD, DDS, DSc, FRCSE, FACS**
*Director of Clinical Board of Advisors*


**Michael Callahan, MD, DTM&H, MSPH**
*President, United Therapeutics Division of Cellular Therapeutics*


**Anand Kumar, MD**
*Chief of Plastic Surgery, Rainbow Children's Hospital*


**Anthony P. Tufaro, MD, DDS**
*Assoc Prof of Plastic Surgery and Oncology, Johns Hopkins University*


**Richard Swanson, MD**
*Chairman of Surgery, Cambridge Health Alliance, Harvard Medical School*


**Shannath Merbs, MD, PhD**
*Prof of Ophthalmology and Oncology, Wilmer Eye Institute, Johns Hopkins Univ*


**Trinity Bivalacqua, MD, PhD**
*R. Christian Evensen Prof of Urology and Oncology, Dept of Urology, Johns Hopkins*


**Michael Bentz, MD**
*Interim Chairman of Surgery and Chief of Plastic Surgery, Univ of Wisconsin*


**Michael Grant, MD, PhD**
*Chief of Plastic Surgery, R Adams Cowley Shock Trauma Center, Univ of Maryland*


**Ryan Katz, MD**
*Attending Surgeon, Curtis National Hand Center, MedStar Union Memoral Hospital*


**Rachel Bluebond-Langner, MD**
*Assoc Prof of Plastic and Reconstructive Surgery, Transgender Surgery, NYU*

# The PolarityTEAM



**Devin T. Miller, MD**
***Director of Translational Research & Regulatory Strategy***

- MD from Johns Hopkins University
- Over 5 years of translational science research experience in biological chemistry and transplant medicine
- Prior Life Sciences Associate at Kairos Ventures evaluating potential startup company investments
- Multiple peer reviewed publications



**Nicholas Baetz, PhD**
***Director of Cell and Tissue Biology***

- PhD in Cell Biology from University of Arizona
- Over 10 years of laboratory experience in cell biology and personalized medicine
- Expertise in multicellular co-culture of specialized organoids and high end confocal imaging
- Multiple peer reviewed publications



**Burke Powers, MBA**
***Vice President of Product Development***

- Expert and leader utilizing Artificial Intelligence and Cognitive Computing in Strategic Business Decisions
- PayPal - Senior Director, People Analytics
- IBM – Unstructured Data Analytics Global Leader
- JetBlue – Manager of Customer Insight and Customer Analytics
- MBA, BYU 2006



**Nicholas Anderson, MA, MBA**
***Director of Market Access***

- 7 years experience evaluating new medtech for reimbursement as a payor within the Intermountain Healthcare System
- Consultant and lecturer on medtech/biotech commercialization and healthcare economics
- MBA, University of Utah
- MA, Bioimaging, Boston University; BS, Behavioral Neuroscience, Purdue University



**Christine Hashimoto, JD**
***Counsel and Human Resources Manager***

- Judicial Law Clerk, State of Utah
- HR Specialist, State of Utah
- JD, University of Utah
- BA, Organizational Behavior & Human Resources, Brigham Young University



# SkinTE™ Milestones 2017-2018


SkinTE

Final Human Data Released

Human Proof of Concept Pilot Trial Initiated

Prelim Human Data Released

Swine Data Released

Product Registration & Market Entry

Targeted Commercial Roll-Out at Limited Market Release (LMR) Burn/Wound Care Centers & Generation of Initial Revenue

First Year in Market Sales of SkinTE™ Projected at $30M Conservatively


THOUSANDS
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
($5,000)
Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Dec-19
Scenario 1: Conservative Growth
Scenario 2: Moderate Growth
Scenario 3: Aggressive Growth

2017

2018

# Capital Structure

PolarityTE
NASDAQ: COOL
PolarityTE.com

| | Converted Common Stock | Options | Common Stock Equivalents Diluted % |
|---|---|---|---|
| Preferred Stock | | | |
| Series A | 792,933 | | 4.60% |
| Series B | 801,820 | | 4.65% |
| Series C | 410,247 | | 2.38% |
| Series D | 157,776 | | 0.92% |
| Series E | 7,050,000 | | 40.91% |
| Common Stock | 4,976,768 | | 28.88% |
| Stock Options | | 3,044,525 | 17.67% |
| Total | 14,189,544 | 3,044,525 | 100% |


COOL 6.6900
Open 6.5700
Close 6.6900
Low 6.2929
High 6.9000
Vol 54.46K
% Chg 112.38%
9.0000
8.0000
7.0000
6.0000
5.0000
4.0000
Dec 19 '16
Jan 9 '17
Jan 30 '17
Feb 17 '17
Mar 9 '17

# Investment Summary

**PolarityTE™, Inc. (NASDAQ: COOL) provides a unique investment opportunity with a high potential for large returns within a short timeline - repeatedly**

- An early stage preclinical regenerative medicine company with every attractive value inflection point still on the table: preclinical data, human proof of concept pilot trials, market entry, initial revenue generation, and commercial scale-up
- The proprietary platform technology provides a spring board for repeated product development targeting independent multibillion dollar markets – wound, bone, muscle, cartilage, bowel, urogenital, liver, and beyond
- Technology can be integrated into a variety of currently FDA approved products and has already gained international interest, creating a robust opportunity for licensing
- Tissue regeneration is a prime focus for the government, specifically military and disaster applications, providing numerous prospects for large grants and contracts
- The leaders of the company have extensive clinical and surgical experience, with a strong backing of leading physicians across numerous specialties, allowing for targeted product development and streamlined clinical roll-out
- Most importantly, PolarityTE™ truly provides a platform for continuous growth, with every corner of the $57B regenerative medicine market available for disruption

PolarityTE

Welcome to the Shift™



# Thank You

**The PolarityTE™ TEAM**

PolarityTE™, Inc.
NASDAQ: COOL
www.PolarityTE.com
ParadigmShift@PolarityTE.com

